Internal Revenue Service
400 NORTH 8TH STREET RM 860 BOX 64
RICHMOND, VA 23219-4838

Department of the Treasury

DANIEL P MATTHEWS
410 WATER STREET
HOPEWELL, VA 23860

Letter Date:
11/17/2010
IRS Employee to Contact:
L ROBB
Contact Telephone Number:
(804) 916-8072
Employee Identification Number:
09-75843

We are sending you the enclosed material under the provisions of a power of attorney or other authorization you have on file with us. For your convenience, we have listed below the name(s) of the taxpayer(s) to whom this material relates.

If you have any questions, please contact the person whose name and telephone number are shown above.

Sincerely yours,

L ROBB
REVENUE OFFICER

Enclosures
L2850

Taxpayer(s)' Name(s):
REGIONAL ENTERPRISES INC

Internal Revenue Service
400 NORTH 8TH STREET RM 860 BOX 64
RICHMOND, VA 23219-4838

Department of the Treasury

Letter Date:
11/17/2010
Taxpayer Identification Number:
54-0916686
Telephone Number:
1-800-829-0115

REGIONAL ENTERPRISES INC
410 WATER ST
HOPEWELL, VA 23860-1551000

We have approved your request to pay your taxes in installments. Your first payment of $20,000.00 is due on 12/15/2010. You agreed to make future payments of $20,000.00 on the 15th of each following month until you have paid the full amount you owe.

You also agreed to increase (or decrease) your monthly payment as follows:

Date of increase (or decrease)	Amount of increase (or decrease)	New installment amount
1/15/2011	$20,000.00	$40,000.00
2/15/2011	-$20,000.00	$20,000.00

The amount you owe as of 11/17/2010 is $383,637.45 which includes penalties and interest. We will continue to charge penalties and interest until you pay the full amount you owe, because you didn't pay your total tax when it was due.

Please be sure to send your monthly payments early enough for them to reach us by the due date. Print your social security number or employer identification number clearly on your check or money order. If you change your address, please send your new address with your next payment.

Note: If the IRS is charging backup withholding on any of your accounts, it will continue. Having an installment agreement doesn't interrupt backup withholding.

Although we have established an installment plan for you, we must protect the government's interest. Therefore, a Notice of Federal Tax Lien

HAS ALREADY BEEN FILED

A Notice of Federal Tax Lien is a public notice that the government has a claim against your property to satisfy a debt. We will release (remove) the lien when you finish paying what you owe.

CONDITIONS OF THIS AGREEMENT:

- We must receive each payment by the date shown above. If you have a problem, contact us immediately.
- This agreement is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.
- We may cancel this agreement if you don't give us updated financial information when we ask for it.
- While this agreement is in effect, you must pay any federal taxes you owe on time.
- We will apply your federal tax refunds (if any) to the amount you owe until it is fully paid.
- If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
- We may cancel the agreement at any time if we find that collection of the tax is in jeopardy.
- There is a $105.00 installment agreement fee.

- If agreement defaults, you must pay a $45.00 reinstatement fee if agreement is reinstated.
- We will apply all payments on this agreement in the best interest of the United States.

The Internal Revenue Service will be sending you monthly reminder notices which will include the mailing address to send your payments. Detach the bottom portion of the reminder notice and include it with your payment.

In the interim, please send payments to the following address:

Internal Revenue Service
Kansas City, MO 64999-0202

Additional Conditions:

PLEASE ADD 02/200812 $197,882.12 , CALCULATED 11/17/2010 WITH ALL PENALTIES AND INTEREST BASED ON IN TO THIS INSTALLMENT AGREEMENT. THE FEDERAL TAX LIEN ON THIS BALANCE DUE NEEDS TO BE FILED ASAP.

This installment agreement includes taxes for the following forms and tax periods:

Form	Tax Period	Form	Tax Period	Form	Tax Period
1120	200707				

If you need assistance or have a question concerning your agreement, please call the telephone number at the top of the first page of this letter.

Sincerely yours,

L ROBB
REVENUE OFFICER
Employee Identification Number: 09-75843

Form **433-D** (Rev. April 2010)

Department of the Treasury – Internal Revenue Service

Installment Agreement

(See Instructions on the attachment)

Name and address of taxpayer*(s)*	Social security or employer identification number
REGIONAL ENTERPRISES INC 410 WATER ST HOPEWELL, VA 23860-1551000	*(taxpayer)* 54-0916686 *(spouse)*
	Your telephone numbers *(including area code)* *(home)* *(work, cell or business)* (804) 458-0926
	For assistance, call **1-800-829-0115** or write Internal Revenue Service Kansas City, MO 64999-0202

Employer (name, address and telephone number): NOT APPLICABLE

Financial institution (name and address): WACHOVIA BANK N.A., LEGAL ORDER PROCESSING DEPT, MAC: Y1372-113, P. O. BOX 7600, PHILADELPHIA, PA 19106

Kind of taxes *(form numbers)*	Tax periods	Amount owed as of: 11/17/2010
1120	200707 Page 1 of 1	$383,637.45

I / We agree to pay the federal taxes shown above, PLUS PENALTIES AND INTEREST PROVIDED BY LAW, as follows:

$20,000.00 on 12/15/2010 and $20,000.00 on the 15th of each month thereafter. I / We also agree to increase or decrease the above installment payment as follows:

Date of increase *(or decrease)*	Amount of increase *(or decrease)*	New installment payment amount
01/15/2011	$20,000.00	$40,000.00
02/15/2011	-$20,000.00	$20,000.00

The terms of this agreement are provided on the back of this page. Please review them thoroughly.

☐ Please initial this box after you've reviewed all terms and any additional conditions.

Additional Conditions/Terms *(To be completed by IRS)*	
ALN: 80-REVIEW IA. Related TIN(S): 26-0560821 . PLEASE ADD 02/200812 $197,882.12 , CALCULATED 11/17/2010 WITH ALL PENALTIES AND INTEREST BASED ON IN TO THIS INSTALLMENT AGREEMENT. THE FEDERAL TAX LIEN ON THIS BALANCE DUE NEEDS TO BE FILED ASAP	**Note:** Internal Revenue Service employees may contact third parties in order to process and maintain this agreement

DIRECT DEBIT – Attach a voided check or complete this part only if you choose to make payments by direct debit. Read the instructions on the back of this page.

a. Routing number: ____________

b. Account number: ____________

I authorize the U.S. Treasury and its designated Financial Agent to initiate a monthly ACH debit *(electronic withdrawal)* entry to the financial institution account indicated for payments of my Federal taxes owed, and the financial institution to debit the entry to this account. This authorization is to remain in full force and effect until I notify the U.S. Treasury Financial Agent to terminate the authorization. To revoke payment, I must contact the U.S. Treasury Financial Agent at the toll free number listed above no later than 14 business days prior to the payment *(settlement)* date. I also authorize the financial institution involved in the processing of the electronic payment of taxes to receive confidential information necessary to answer inquiries and resolve issues related to the payments.

Your signature	Title *(if corporate officer or partner)*	Date
[signature]	VP/GM	17 NOV 10
Spouse's signature *(if a joint liability)*		Date
Agreement examined or approved by *(signature, title, function)* DONALD G RICHARDSON, MANAGER	L Robb, Revenue Officer [signature]	Date 11/17/2010

FOR IRS USE ONLY:

AGREEMENT LOCATOR NUMBER: 1 2 6 3

Check the appropriate boxes:

- ☒ RSI "1" no further review
- ☐ RSI "5" PPIA IMF 2 year review
- ☐ RSI "6" PPIA BMF 2 year review
- ☒ AI "0" not a PPIA
- ☐ AI "1" Field Asset PPIA
- ☐ AI "2" - All other PPIAs

Agreement Review Cycle: 000000 Earliest CSED: 06/28/2020

☐ Check box if pre-assessed modules included

Originator's ID #: 23132021 / 09-75843 Originator Code: 20

Name: L ROBB Title: REVENUE OFFICER

A NOTICE OF FEDERAL TAX LIEN *(check one box below)*

- ☒ **HAS ALREADY BEEN FILED**
- ☐ **WILL BE FILED IMMEDIATELY**
- ☐ **WILL BE FILED WHEN TAX IS ASSESSED**
- ☐ **MAY BE FILED IF THIS AGREEMENT DEFAULTS**

INSTRUCTIONS TO TAXPAYER

If not already completed by an IRS employee, please fill in the information in the spaces provided on the front of this form for:

- Your name *(include spouse's name if a joint return)* and current address;
- Your social security number and/or employer identification number *(whichever applies to your tax liability)*;
- Your home and work , cell or business telephone numbers;
- The complete name, address and phone number of your employer and financial institution;
- The amount you can pay now as a partial payment;
- The amount you can pay each month (*or the amount determined by IRS personnel*); and
- The date you prefer to make this payment (*This must be the same day for each month, from the 1st to the 28th*). We must receive your payment by this date. If you elect the direct debit option, this is the day you want your payment electronically withdrawn from your financial institution account.

Review the terms of this agreement.
When you've completed this agreement form, please sign and date it. Then, return Part 1 to IRS at the address on the letter that came with it or to the address shown in the "For assistance" box on the front of the form.

Terms of this agreement

By completing and submitting this agreement, you *(the taxpayer)* agree to the following terms:

- This agreement will remain in effect until your liabilities *(including penalties and interest)* are paid in full, the statutory period for collection has expired, or the agreement is terminated.
- You will make each payment so that we *(IRS)* receive it by the monthly due date stated on the front of this form. ***If you cannot make a scheduled payment, contact us immediately.***
- This agreement is based on your current financial condition. We may modify or terminate the agreement if our information shows that your ability to pay has significantly changed. You must provide updated financial information when requested.
- While this agreement is in effect, you must file all federal tax returns and pay and *(federal)* taxes you owe on time.
- We will apply your federal tax refunds or overpayments *(if any)* to the amount you owe until it is fully paid or the statutory period for collection has expired.
- You must pay a $105 user fee, which we have authority to deduct from your first payment(s). *($52 fee for DDIA).*
- If you default on your installment agreement, you must pay a $45 reinstatement fee if we reinstate the agreement. We have the authority to deduct this fee from your first payment(s) after the agreement is reinstated.
- We will apply all payments on this agreement in the best interests of the United States.
- **We can terminate your installment agreement if:**
  - You do not make monthly installment payments as agreed.
  - You do not pay any other federal tax debt when due.
  - You do not provide financial information when requested.
- If we terminate your agreement, we may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
- We may terminate this agreement at any time if we find that collection of the tax is in jeopardy.
- This agreement may require managerial approval. We'll notify you when we approve or don't approve the agreement.
- We may file a Federal Tax lien if one has not been filed previously.

HOW TO PAY BY DIRECT DEBIT

Instead of sending us a check, you can pay by direct debit *(electronic withdrawal)* from your checking account at a financial institution *(such as a bank, mutual fund, brokerage firm, or credit union)*. To do so, fill in Lines a and b. Contact your financial institution to make sure that a direct debit is allowed and to get the correct routing and account numbers.

Line a. The first two digits of the routing number must be 01 through 12 or 21 through 32. Don't use a deposit slip to verify the number because it may contain internal routing numbers that are not part of the actual routing number.

Line b. The account number can be up to 17 characters. Include hyphens but omit spaces and special symbols. Enter the number from left to right and leave any unused boxes blank.

NOTE: We *will bill you for the first payment and the user fee.* **You must make the first payment by mail.** All other payments will be electronically withdrawn on the same day each month from your account. IRS won't send you a reminder about this.

CHECKLIST FOR MAKING INSTALLMENT PAYMENTS:

1. Write your social security or employer identification number on each payment.
2. Make your check or money order payable to *"United States Treasury"*.
3. Make each payment in an amount at least equal to the amount specified in this agreement.
4. Don't double one payment and skip the next without contacting us first.
5. Enclose a copy of the reminder notice, if you received one, with each payment using the envelope provided.
6. If you didn't receive an envelope, call the number presented on the front of this Form 433D.

This agreement will not affect your liability *(if any)* for backup withholding under Public Law 98-67, the Interest and Dividend Compliance Act of 1983.

QUESTIONS? – If you have **any** questions about the direct debit process or completing this form, please call the number presented on the front of this Form 433D for assistance.